EXHIBIT 10.38

WAIVER TO THE AGENCY AGREEMENT

Dated as of October 7, 2004

To:	Deutsche Bank Trust Company Americas,
as Administrative Agent

and

Deutsche Bank AG London, by DB Advisors, L.L.C., as investment advisor,
VantagePoint Venture Partners III (Q), L.P.,
VantagePoint Venture Partners III, L.P.,
VantagePoint Communications Partners, L.P.,
VantagePoint Venture Partners 1996, L.P.,

each, as an Investor under the Agency Agreement referred to below

Ladies and Gentlemen:

We refer to (a) the Agency, Guaranty and Security Agreement dated as of July 18, 2003 (as amended or otherwise modified prior to the date hereof, the “Agency Agreement”), among us (the  “Company”), certain of our subsidiaries party thereto as grantors (the “Grantors”), Deutsche Bank Trust Company Americas, as Administrative Agent (in such capacity, the "Agent"), and each of you, as Investors thereunder, (b) the Subordination Agreement dated the date hereof, among us, the Agent and Laurus Master Funds Ltd. (“Laurus”) pursuant to which you have agreed to subordinate your Liens on and security interest in our accounts receivable and other assets (as more specifically described therein), including our deposit account with Fleet National Bank, Account No. 9429398649 (the “Account”), to those of Laurus, (c) the Deposit Account Control Agreement in respect of the Account dated August 31, 2004 by and among, Company, Laurus and Fleet National Bank, (d) the Deposit Account Control Agreement in respect of the Account dated the date hereof by and among, the Company, the Agent and Fleet National Bank (the “Control Agreement”) and (e) the Security Agreement dated August 30, 2004 between Laurus and the Company (the “Security Agreement”). Capitalized terms not otherwise defined in this Waiver have the same meanings as specified in the Agency Agreement.

 1.  We hereby request that the Majority Investors waive the requirements of Section 12(d) of the Agency Agreement (and any Event of Default existing on the date hereof pursuant to paragraph (d) of the definition of “Event of Default” in the Agency Agreement caused by the failure to fulfill such requirements) with respect to the requirement that our Deposit Accounts, specifically the Account, be maintained only with the Agent or with Pledge Account Banks that have agreed, in a record authenticated by the Company, the Agent and the Pledge Account Banks, to comply with instructions originated by the Agent directing disposition of funds in the Deposit Accounts without the further consent of the Company.

2.  Subject to Sections 3 and 4 hereof, by executing this Waiver, the Majority Investors hereby agree that the waiver requested in Section 1 hereof is hereby agreed to on, and subject to, the terms and conditions of this Waiver.

3.  In order to induce the Majority Investors to enter into this Waiver, the Company hereby agrees to (a) establish a segregated, non-interest bearing trust account with the Agent titled “DSL.net, Inc. Proceeds Account” (the “Proceeds Account”) into which all of the proceeds of any borrowings under the Security Agreement (the “Proceeds”) shall be paid, (b) irrevocably instruct Laurus, in writing in a form acceptable to DB Advisors, L.L.C., as advisor to Deutsche Bank AG London, and the Agent (the “Instruction”) and acknowledged by Laurus, to wire all of the Proceeds directly to the Proceeds Account on the date of each such borrowing in same day funds, and (c) withdraw funds from the Proceeds Account only with the prior consent of DB Advisors, L.L.C., as advisor to Deutsche Bank AG London, and the Agent in such amounts and for such purposes as DB Advisors, L.L.C., as advisor to Deutsche Bank AG London, and the Agent shall agree. The Company hereby confirms and acknowledges that, notwithstanding any agreement to the contrary, the Agent shall be under no obligation to disburse funds from the Proceeds Account to it or any other Person, except in accordance with the terms hereof. The Agent shall have no obligation to invest and reinvest any cash held in the Proceeds Account in the absence of timely and specific written investment direction from the Company. If the Agent receives no such written direction, the funds in such Proceeds Account shall be held uninvested. In no event shall the Agent be liable for the selection of investments or for investment losses incurred thereon. The Agent shall have no liability in respect of losses incurred as a result of the liquidation of any investment prior to its stated maturity or the failure of the Company to provide timely written investment direction. The Agent or its affiliates are permitted to receive additional compensation that could be deemed to be in the Agent's economic self-interest for (i) serving as investment adviser, administrator, shareholder, servicing agent, custodian or sub-custodian with respect to certain investments, (ii) using affiliates to effect transactions in certain investments and (iii) effecting transactions in certain investments. The Agent does not guarantee the performance of any such investments. The Company hereby confirms that after giving effect to the waiver contemplated by Section 1 above, no Event of Default has occurred and is continuing.

4.  This Waiver shall become effective as of the date first above written when, and only when, on or before October 7, 2004, (a) the Agent shall have received counterparts of this Waiver executed by the Company, each of the other Grantors and the Majority Investors or, as to any of such parties, advice satisfactory to such Agent that such party has executed this Waiver, (b) any and all expenses for counsel to the Agent since the date of its last invoice shall have been paid in full, (c) the Subordination Agreement shall be in form and substance satisfactory to the Majority Investors, (d) the Control Agreement shall be in form and substance satisfactory to the Majority Investors, (e) the Proceeds Account shall have been established, and (f) the Agent shall have received a copy of the Instruction executed by the Company and acknowledged by Laurus.

5.  The Agency Agreement, except to the extent of the waiver specifically provided above, is and shall continue to be in full force and effect and is hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any party under the Agency Agreement, nor constitute a waiver of any provision of the Agency Agreement.

6.  On and after the effectiveness of this Waiver, each reference in the Agency Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Agency Agreement, and each reference in the Notes relating to the Agency Agreement to “the Agency Agreement”, “thereunder”,

“thereof” or words of like import referring to the Agency Agreement, shall mean and be a reference to such Agency Agreement, as amended by this Waiver.

7.  If you agree to the terms and provisions of this Waiver, please evidence such agreement by executing and returning at least two counterparts of this Waiver to Nicole Jerabek at Shearman & Sterling LLP, 599 Lexington Avenue, New York, NY 10022 (Telecopier: (646) 848-7458; Telephone: (212) 848-7458).

8.  This Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Waiver.

9.  This Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.

*********

                                                                                                        DSL.NET, INC.

        By /s/ Robert J. DeSantis
    _____________________________________
        Name: Robert J. DeSantis
        Title: Chief Financial Officer

        Consented and agreed to:

DSLNET COMMUNICATIONS PUERTO RICO, INC.

By /s/ Marc R. Esterman
    _____________________________________
Name: Marc R. Esterman
Title: Vice President

DSLNET COMMUNICATIONS VA., INC.

By /s/ Marc R. Esterman
    _____________________________________
Name: Marc R. Esterman
Title: Vice President

TYCO NETWORKS, INC.

By /s/ Marc R. Esterman
    _____________________________________
Name: Marc R. Esterman
Title: Vice President

VECTOR INTERNET SERVICES, INC.

By /s/ Marc R. Esterman
    _____________________________________
Name: Marc R. Esterman
Title: Vice President

DSLNET ATLANTIC LLC

By /s/ Marc R. Esterman
    _____________________________________
Name: Marc R. Esterman
Title: Vice President

Agreed as of the date first above written

DEUTSCHE BANK TRUST COMPANY AMERICAS,
as Agent

By /s/ Steven T. Hessler
    _____________________________________
Name: Steven T. Hessler
Title: Vice President

DEUTSCHE BANK AG LONDON,
By DB ADVISORS LLC AS INVESTMENT ADVISOR

By /s/ Jon Hitchon
    _____________________________________
Name: Jon Hitchon
Title: Chief Operating Officer

By /s/ Pam Kiernan
    _____________________________________
Name: Pam Kiernan
Title: Managing Director

VANTAGEPOINT VENTURE PARTNERS III (Q), L.P.,
    by VANTAGEPOINT VENTURE ASSOCIATES
    III, L.L.C., its general partner

By /s/ James D. Marver
    _____________________________________
Name: James D. Marver
Managing Member

VANTAGEPOINT VENTURE PARTNERS III, L.P.,
    by VANTAGEPOINT VENTURE ASSOCIATES
    III, L.L.C., its general partner

By /s/ James D. Marver
    _____________________________________
Name: James D. Marver
Managing Member

VANTAGEPOINT COMMUNICATIONS PARTNERS, L.P.,
    by VANTAGEPOINT COMMUNICATIONS ASSOCIATES,
    L.L.C., its general partner

By /s/ James D. Marver
    _____________________________________
Name: James D. Marver
Managing Member

VANTAGEPOINT VENTURE PARTNERS 1996, L.P.,
    by VANTAGEPOINT ASSOCIATES, L.L.C.,
    its general partner

By  /s/ James D. Marver
    _____________________________________
Name: James D. Marver
Managing Member